UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 27, 2008

DineEquity, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15283	95-3038279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 North Brand, Glendale, California	91203
(Address of Principal Executive Offices)	(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.            RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 27, 2008, the Registrant issued a press release announcing its third quarter 2008 financial results.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 8.01.            OTHER EVENTS

On October 27, 2008, the Registrant issued a press release announcing it has entered into asset purchase agreements for the sale of 66 company-operated Applebee’s restaurants located in Houston and Dallas, Texas and Alburquerque, New Mexico.  A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01.                                    FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release of Registrant dated October 27, 2008, re Third Quarter 2008 Financial Results

99.2	Press release of Registrant dated October 27, 2008 re sale of 66 company-operated Applebee’s restaurants

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2008	DineEquity, Inc.
(Registrant)

/s/ GREGGORY KALVIN
Greggory Kalvin
Acting Chief Financial Officer and Vice President,
Corporate Controller
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Registrant dated October 27, 2008, re Third Quarter 2008 Financial Results

99.2	Press release of Registrant dated October 27, 2008 re sale of 66 company-operated Applebee’s restaurants

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